EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
In connection with the Annual Report on Form 10-K for the period ended December 31, 2025 (the "Report") of New Mountain Private Credit Fund (the "Registrant"), as filed with the United States Securities and Exchange Commission on the date hereof, I, Kris Corbett, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KRIS CORBETT
Name:	Kris Corbett
Date:	February 27, 2026